UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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INTREXON CORPORATION

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 12, 2019. Meeting Information INTREXON CORPORATION Meeting Type: Annual Meeting For holders as of: April 16, 2019 Date: June 12, 2019 Time: 9:00 AM, EDT Location: Esperante Conference Center 222 Lakeview Avenue West Palm Beach, FL 33401 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. INTREXON CORPORATION 20374 SENECA MEADOWS PARKWAY GERMANTOWN, MD 20876 E77696-P23166 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. ï§ XXXX XXXX XXXX XXXX ï§ XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2019 to facilitate timely delivery. How To Vote E77697-P23166 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. ï§ XXXX XXXX XXXX XXXX e of this notice to obtain proxy materials and voting instructions.

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors 3. To approve a non-binding advisory resolution approving the compensation of the named executive officers; Nominees: 1a. Randal J. Kirk 4. To approve an amendment to the Amended and Restated Intrexon Corporation 2013 Omnibus Incentive Plan, which would provide for the availability of an additional five million shares of common stock under the 2013 Plan; 1b. Cesar L. Alvarez 1c. Steven R. Frank 5. To approve the Intrexon Corporation 2019 Incentive Plan for Non-Employee Service Providers; 1d. Vinita D. Gupta 6. To approve an amendment to the Amended and Restated Articles of Incorporation, which would increase the number of authorized shares of common stock to 400 million; and 1e. Fred Hassan 1f. Jeffrey B. Kindler 7. To approve the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve Proposal 6. 1g. Dean J. Mitchell 1h. Robert B. Shapiro NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly be brought before the Annual Meeting or any adjournments or postponements thereof. 1i. James S. Turley E77698-P23166 2. To ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

E77699-P23166